UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.       )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
BOLT PROJECTS HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Bolt Projects Holdings, Inc.
2261 Market Street, Suite 5447
San Francisco, CA 94114

October [ ], 2025
Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend a special meeting of stockholders of Bolt Projects Holdings, Inc. (the “Special Meeting”), which will be held on Wednesday, December 3rd, 2025, beginning at 11:00 a.m., Eastern Time. The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast.
Attached to this letter are a Notice of Special Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.
Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Special Meeting via the Internet. Please vote electronically over the Internet, by telephone or, if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. You may also vote your shares online during the Special Meeting. Instructions on how to vote while participating at the meeting live via the Internet are posted at www.virtualshareholdermeeting.com/BSLK2025SM.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Daniel Widmaier
Chief Executive Officer and Director

Bolt Projects Holdings, Inc.
2261 Market Street, Suite 5447
San Francisco, CA 94114

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 3, 2025
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Bolt Projects Holdings, Inc., a Delaware corporation, will be held on Wednesday, December 3, 2025, at 11:00 a.m., Eastern Time. The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BSLK2025SM. For instructions on how to attend and vote your shares at the Special Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Special Meeting and Voting—How can I attend and vote at the Special Meeting?”
The Special Meeting is being held:
1.to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of the maximum number of shares of common stock issuable by the Company upon conversion of convertible notes to common stock and exercise of warrants the Company expects to issue and sell to Murchinson Ltd., or its affiliates (the “Convertible Notes Proposal");
2.to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Convertible Notes Proposal; and
3.to transact such other business as may properly come before the Special Meeting or any continuation, postponement or adjournment thereof.
These items of business are described in the Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on October 20, 2025 (the "Record Date") are entitled to notice of and to vote at the Special Meeting, or any continuation, postponement or adjournment thereof.
Your vote is important. Voting your shares will help ensure the presence of a quorum at the Special Meeting and will save us the expense of further solicitation. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

Daniel Widmaier
Chief Executive Officer and Chair of the Board
San Francisco, California
October [ ], 2025
This Notice of Special Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about October [ ], 2025

i

FORWARD-LOOKING STATEMENTS

This proxy statement (this “Proxy Statement”) contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements, including, without limitation, statements regarding Bolt Projects Holdings, Inc.’s (the “Company”) plans and expectations regarding the conversion of convertible notes and exercise of warrants the Company expects to issue and sell to Murchinson Ltd., and the expected benefits therefrom or consequences if the proposal will not be approved. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “future,” “outlook,” “guidance,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause actual future events to differ materially from the forward-looking statements in this Proxy Statement, including, but not limited to the factors, risks and uncertainties included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as such factors may be updated from time to time in the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Financials section of the Company’s website at www.boltprojectsholdings.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Proxy Statement. The Company cautions you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth herein speak only as of the date they are made. The Company undertakes no obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs, except as otherwise required by law.
1

Bolt Projects Holdings, Inc.
2261 Market Street, Suite 5447
San Francisco, CA 94114

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 3, 2025
This proxy statement (the “Proxy Statement”) is being furnished by and on behalf of the board of directors (the “Board” or “Board of Directors”) of Bolt Projects Holdings, Inc. (the “Company,” “Bolt,” “we,” “us,” or “our”), in connection with a special meeting of stockholders (the “Special Meeting”). The Notice of Special Meeting and this Proxy Statement are first being distributed or made available, as the case may be, on or about October [ ], 2025.
GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING
When and where will the Special Meeting be held?
The Special Meeting will be held on Wednesday, December 3, 2025 at 11:00 a.m., Eastern Time. The Special Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BSLK2025SM and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest” but you will not be able to vote or ask questions.
What are the purposes of the Special Meeting?
The purpose of the Special Meeting is to vote on the following items described in this Proxy Statement:
•Proposal No. 1: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of the maximum number of shares of common stock issuable by the Company upon conversion of convertible notes and exercise of warrants the Company expects to issue and sell to Murchinson Ltd., (the “Convertible Notes Proposal" or "Proposal No. 1");
•Proposal No. 2: Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Convertible Notes Proposal (the “Adjournment Proposal” or "Proposal No. 2").
Are there any matters to be voted on at the Special Meeting that are not included in this Proxy Statement?
Our Amended and Restated Bylaws (the “Bylaws”) provide that no business may be transacted at any special meeting of stockholders other than the business specified in the notice of such meeting. Accordingly, no business other than the proposal set forth herein shall be conducted at the Special Meeting.
What does it mean if I receive more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Who is entitled to vote at the Special Meeting?
Holders of record of shares of our common stock as of the close of business on October 20, 2025 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were [ ] shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Special Meeting. You will need to obtain your own Internet access if you choose to attend the Special Meeting online and/or vote over the Internet.
To attend and participate in the Special Meeting, you will need the 16‑digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16‑digit control number or otherwise vote through the bank or broker. If you lose your 16‑digit control number, you may join the Special Meeting as a “Guest,” but you will not be able to vote or ask questions. The meeting webcast will begin promptly at 11:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online check‑in will begin at 10:45 a.m., Eastern Time, and you should allow ample time for the check‑in procedures.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.
What do I do if my shares are held in “street name”?
If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.
How many shares must be present to hold the Special Meeting?
A quorum must be present at the Special Meeting for any business to be conducted. The holders of one-third (33.33%) in voting power of the stock issued and outstanding and entitled to vote, present by remote communication, or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

What are “broker non‑votes”?
A “broker non‑vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion. Proposals No. 1 and 2 are considered non-discretionary matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal.

What if a quorum is not present at the Special Meeting?
If a quorum is not present or represented at the scheduled time of the Special Meeting, then either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time until a quorum is present or represented.

How do I vote my shares without attending the Special Meeting?
We recommend that stockholders vote by proxy even if they plan to attend the Special Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:
•by Telephone‑You can vote by telephone by calling 1‑800‑690-6903 and following the instructions on the proxy card;
•by Internet‑You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card; or
•by Mail‑You can vote by mail by signing, dating and mailing the proxy card.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on December 2, 2025.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.
How can I attend and vote at the Special Meeting?
We will be hosting the Special Meeting live via audio webcast. Any stockholder can attend the Special Meeting live online at www.virtualshareholdermeeting.com/BSLK2025SM. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Special Meeting, you can vote at the Special Meeting. A summary of the information you need to attend the Special Meeting online is provided below:
•Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/BSLK2025SM.
•Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/BSLK2025SM on the day of the Special Meeting.
•Webcast starts at 11:00 a.m., Eastern Time.
•You will need your 16‑Digit Control Number to enter the Special Meeting.
•Stockholders may submit questions while attending the Special Meeting via the Internet.
To attend and participate in the Special Meeting, you will need the 16‑digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16‑digit control number or otherwise vote through the bank or broker. If you lose your 16‑digit control number, you may join the Special Meeting as a “Guest” but you will not be able to vote or ask questions.
What if during the check‑in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check‑in or meeting time, please call the technical support number that will be posted on the Special Meeting login page.
How does the Board recommend that I vote?
The Board recommends that you vote:

•FOR the Convertible Notes Proposal.
•FOR the Adjournment Proposal.
How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required for Approval	Voting Options	Impact of “Abstain” Votes	Impact of Broker Non-Votes
Proposal No. 1: Approval of the Convertible Notes Proposal.	Affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).	“FOR” “AGAINST” “ABSTAIN”	None	None

Proposal No. 2: Approval of the Adjournment Proposal.	Affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).	“FOR” “AGAINST” “ABSTAIN”	None	None

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Who will count the votes?
Representatives of Broadridge Financial Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•sending a written statement to that effect to the attention of our General Counsel and Secretary at our corporate offices, provided such statement is received no later than December 2, 2025;
•voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on December 2, 2025;
•submitting a properly signed proxy card with a later date than the original proxy that is received no later than December 2, 2025; or

•attending the Special Meeting, revoking your proxy and voting again.
If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy during the Special Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares. Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Special Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote during the Special Meeting.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission or facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Will I be able to ask questions at the Special Meeting?
As part of the Special Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on. We intend to reserve up to 10 minutes before the closing of the polls to address questions submitted. Only stockholders that have accessed the Special Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Special Meeting?” will be able to submit questions during the Special Meeting. Additionally, our Special Meeting will follow “Rules of Conduct,” which will be available on our Special Meeting webpage for stockholders that have accessed the Special Meeting as a stockholder (rather than a “Guest”). Under these Rules of Conduct, a stockholder may ask up to two questions, and we will not address questions that are, among other things:
•irrelevant to the business of the Special Meeting;
•related to the status or conduct of our development programs beyond that which is contained in our prior public disclosures;
•related to material non‑public information of the Company;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of statements already made by another stockholder;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Special Meeting as determined by the Chair of the Special Meeting or the Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Special Meeting webpage for stockholders that have accessed the Special Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Special Meeting?”.
PROPOSAL NO. 1 APPROVAL OF THE CONVERTIBLE NOTES PROPOSAL
General

We are seeking stockholder approval for the issuance of the maximum number of shares of common stock issuable by the Company upon conversion of secured convertible notes ("Convertible Notes") and exercise of warrants the Company expects to issue and sell to Murchinson Ltd., or its affiliates (the “Convertible Notes Offering”). Stockholder approval is required pursuant to Nasdaq Listing Rule 5635(d). The Convertible Notes Offering is being proposed to support general working capital needs, including the repayment of funds owed to the Company's secured creditor, Ginkgo Bioworks.

Background

We have entered into a non-binding term sheet with Murchinson Ltd. ("Murchinson" or the “Investor”) pursuant to which the Company would have the right to issue 10% original issue discount Convertible Notes in an aggregate principal amount of $30 million that are convertible into shares of our common stock.

Convertible Notes

Pursuant to the proposed Convertible Notes Offering, we would be permitted to draw an initial tranche ("First Tranche") in an aggregate principal amount of the lesser of (1) $4 million and (2) the dollar value equal to 20% of our then outstanding shares of common stock on the initial closing (the "Initial Closing") calculated based on the closing price of our common stock on the date of the Initial Closing for a purchase price of $4.04 million, representing an original issue discount of 10%.
The Company would also be permitted to draw additional Convertible Notes (“Subsequent Tranches”) of up to an aggregate principal amount of $3 million under each Subsequent Tranche; provided that: (1) the aggregate principal balance outstanding on all previously issued Convertible Notes is less than $500,000; (2) the five-day average trading volume of the Company’s common stock is more than $500,000; (3) the Company’s market capitalization is more than $8 million; and (iv) the Company has at least 1.5 times the amount of shares of common stock available for each share underlying the conversion price, unless a condition is waived by the Investor.
The Company will also be permitted to draw a second tranche ("Second Tranche") in an aggregate original principal amount of $4 million less the amount funded in the First Tranche, following the satisfaction or waiver of certain conditions, including stockholder approval and the Company having an effective registration statement for the resale of the shares of common stock issuable pursuant under the Convertible Notes Offering, and thereafter in its discretion.
The Convertible Notes would bear interest at a rate of 2.00% per annum, calculated on a simple interest basis and be payable in cash on a quarterly basis, or upon earlier amortization or conversion, whichever occurs first and would mature 12 months from the date of issuance.
The Investor would receive a second lien on all assets (subject to customary exceptions) of Bolt Threads, Inc., a Delaware corporation (“Bolt Threads”) and subsidiary of the Company, subject to the terms and conditions of a subordination agreement to be entered into among the Investor as the subordinated creditor and Ginkgo Bioworks, Inc. (“Ginkgo”) as the senior secured lender of Bolt Threads. Upon the payoff of Bolt Thread’s senior debt facility with Ginkgo, the Investor would have a first lien on all assets of Bolt Threads (subject to certain exceptions).
The Company would make equal monthly redemptions of 1/12th of the initial balance, together with any accrued interest, in, at the Company’s option, cash or, subject to specified conditions, shares of common stock. If in shares, the conversion price would be the lower of (i) 115% of the price of the common stock immediately preceding the Initial Closing and (ii) 90% of the lowest VWAP in the five trading days prior to each conversion. Redemptions in shares would be permitted provided, among other conditions, that the shares underlying the Convertible Notes are registered on the Nasdaq Stock Market and are covered by an effective registration statement, the 5-day average daily trading volume of the Company's shares are greater than $200,000 and no event of default exists.
The Investor shall have the right to accelerate up to five (5) outstanding payments in whole or in part in shares at any time per month with the timing and amount of each conversion determined by the Investor. If the Company elects to pay a monthly amortization in shares and/or the Investor accelerates any payments, the Investor may convert the payment at any time following a monthly redemption date, on one or more conversion notices, in an amount(s) selected by Investor. Accelerated amortization payments would be counted against the furthest outstanding amortization payment. The Investor shall not sell or otherwise trade in excess of the greater of $100,000 or 15% of the daily trading volume of the Company’s common stock.
The Company shall have the right to buy back outstanding Convertible Notes at any time at 115% of the Convertible Notes’ face value plus all accrued and unpaid interest, less any payments which have already occurred whether in cash or shares. The Investor shall continue to have the right to convert such Convertible Note in accordance with its terms after a redemption notice until two trading days prior to the redemption date.
From the closing date to be determined until the Convertible Notes are no longer outstanding, subject limited exceptions, the Company would not be permitted to issue, offer, announce, or agree to issue any equity securities, equity-linked securities, or securities convertible into or exercisable for equity.
While any Convertible Notes are outstanding, the Company would also not be permitted to use any At-The-Market (“ATM”) equity offering for more than twenty percent (20%) of the trading volume on any given trading day, and thirty percent (30%) of the gross proceeds from any sale of equity securities, including under its ATM and Equity Line of Credit (“ELOC”) offerings but excluding sales under the Company’s equity plans, employee stock purchase program or outstanding warrants, are to be applied toward repayment of the applicable Convertible Note at the Company’s option redemption price. This repayment covenant would be reduced to 15% during any period in which a Registration Statement covering the shares underlying the Notes remains effective. If stockholder approval has not been obtained within sixty (60) days, eighty percent (80%) of the gross proceeds from any sale of equity securities, including ATM and ELOC offerings but excluding sales under the Company’s equity plans, employee stock purchase program or outstanding warrants shall instead be applied toward repayment of the applicable Convertible Notes.
Subject to the Company's compliance with applicable law, from the closing date until (i) stockholder approval for the shares issuable upon conversion of the Convertible Notes has been obtained and (ii) the resale of the share issuable upon conversion of the Convertible Notes has been registered with the SEC, the Company will use its reasonable efforts while any Convertible Note is outstanding to raise $1 million in proceeds from its current ELOC in each month following the Closing Date.

Warrants

Under the Convertible Notes Offering, the Investor would also receive warrants to purchase shares of our common stock equal to 20% of the principal amount of Convertible Notes purchased, divided by the initial conversion price of the Convertible Notes. The warrants would have a 3-year term and an exercise price equal to the initial conversion price of the Convertible Notes. The terms of the warrants will be appropriately adjusted in the event of share dividends, share splits, reorganizations or similar events affecting the common stock, but will not include any price-based antidilution adjustments.
Effect of Approval of the Convertible Notes Proposal

If Proposal 1 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the conversion of the Convertible Notes into shares of our common stock and upon the exercise of the warrants to be issued in the Convertible Notes Offering. In addition, the sale into the public market of these shares could materially and adversely affect the market price of our common stock.

Consequences if Stockholder Approval is Not Obtained for the Convertible Notes Proposal

If our stockholders do not approve this Proposal 1, we will be unable to consummate the proposed Convertible Notes Offering and would not receive any proceeds from such arrangements. Inability to procure the proceeds described in the Convertible Notes Offering may impair our ability to continue as a going concern and could impact our ability to remain listed on Nasdaq.

Interests of Certain Persons in the Convertible Notes Proposal

Certain of our officers and directors have an interest in this proposal as a result of their ownership of shares of our common stock, as set forth below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” However, we do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any of our other current stockholders.

No Preemptive Rights of Common Stock

Our stockholders do not have a preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

Board Recommendation
The Board of Directors unanimously recommends a vote FOR the approval of Proposal 1.

PROPOSAL NO. 2 APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal
The Board believes that, if the Special Meeting is convened and a quorum is present, but there are not sufficient votes at that time to approve the Convertible Notes Proposal, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Convertible Notes Proposal.
In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Convertible Notes Proposal.

Board Recommendation
The Board of Directors unanimously recommends a vote FOR Proposal 2.
STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth the beneficial ownership of common stock as of October 10, 2025, by:
• each person who is known to be the beneficial owner of more than 5% of issued and outstanding shares of common stock;

• each of our named executive officers for 2024 and current directors; and

• all current executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of the measurement date as of October 10, 2025. As of October 10, 2025, there were 3,940,170 shares of our common stock outstanding. Unless otherwise indicated,

Bolt believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Holders of More than 5%:
Golden Arrow Sponsor, LLC (2)	250,000	6.0%
Named Executive Officers and Directors:
David Breslauer(3)	135,029	3.4%
Daniel Widmaier(4)	130,511	3.2%
Jerry Fiddler(5)	61,731	1.6%
Cintia Nardi(6)	20,972	*
Jeri Finard(7)	9,948	*
Ransley Carpio(8)	1,875	*
Sami Naffakh(9)	1,125	*
Christine Battist(10)	357	*
Lorne Lucree(11)	68	*
Gail Zauder(12)	68	*
All executive officers and directors as a group (12 individuals) (13)	443,992	10.6%
________________________
*    Less than one percent

(1)Unless otherwise noted, the business address of each of those listed in the table above is 2261 Market Street, Suite 5447, San Francisco, CA 94114.

(2)Based on a Schedule 13D/A filed by Golden Arrow Sponsor LLC and other reporting persons with the SEC on August 18, 2025. Represents 250,000 shares of common stock issuable upon exercise of a warrant that is currently exercisable, held directly by Golden Arrow Sponsor, LLC (the Sponsor) and indirectly beneficially owned by Timothy Babich, Jacob Doft, Lance Hirt and Andrew Rechtschaffen. Accordingly, Messrs. Babich, Doft, Hirt and Rechtschaffen share voting and dispositive power over these securities held by the Sponsor and may be deemed to beneficially own such shares. The address of Golden Arrow Sponsor LLC is 2261 Market Street, Suite 5447, San Francisco, CA 94114.

(3)Consists of for Mr. Breslauer: (i) 15,794 shares of common stock held directly, (ii) 39,167 shares of common stock that are held by the David N. Breslauer Family Trust, (iii) 71,015 shares of common stock that are issuable upon exercise of options exercisable as of or within 60 days of October 10, 2025 and (iv) 9,053 shares of common stock underlying restricted stock units vesting or vested and subject to deferred settlement within 60 days of October 10, 2025.

(4)Consists of for Mr. Widmaier: (i) 20,822 shares of common stock held directly, (ii) 98,587 shares of common stock that are issuable upon exercise of options exercisable as of or within 60 days of October 10, 2025, (iii) 11,102 shares of common stock underlying restricted stock units vesting or vested and subject to deferred settlement within 60 days of October 10, 2025.

(5)Consists of for Mr. Fiddler: (i) 3,299 shares of common stock held directly, (ii) 3,123 shares of common stock held by JAZEM I Family Partners, LP, a fund of Jazem Family Partners where Mr. Fiddler is a general partner (iii) 54,184 shares of common stock held by Zygote Ventures LLC, of which Mr. Fiddler is the managing member, and (iv) 1,125 shares of common stock underlying restricted stock units vested and subject to deferred settlement within 60 days of October 10, 2025. Mr. Fiddler may be deemed to beneficially own the shares held directly by each of JAZEM I Family Partners, LP and Zygote Ventures LLC.

(6)Consists of for Ms. Nardi: (i) 4,103 shares of common stock held directly, (ii) 14,346 shares of common stock that will be issuable upon exercise of options exercisable as of or within 60 days of October 10, 2025 and (iii) 2,523 shares of common stock underlying restricted stock units vested and subject to deferred settlement within 60 days of October 10, 2025.

(7)Consists of for Ms. Finard: (i) 8,823 shares of common stock held directly, and (ii) 1,125 shares of common stock that are issuable upon exercise of options exercisable as of or within 60 days of October 10, 2025.

(8)Consists of for Mr. Carpio: 1,875 shares of common stock that are issuable upon exercise of options exercisable as of or within 60 days of October 10, 2025.

(9)Consists of for Ms. Naffakh: 1,125 shares of common stock underlying restricted stock units vested and subject to deferred settlement within 60 days of October 10, 2025.

(10)Consists of for Ms. Battist: 357 shares of common stock underlying restricted stock units vesting or vested and subject to deferred settlement within 60 days of October 10, 2025.

(11)Consists of for Ms. Lucree: 68 shares of common stock underlying restricted stock units vested and subject to deferred settlement within 60 days of October 10, 2025.

(12)Consists of for Ms. Zauder: 68 shares of common stock underlying restricted stock units vested and subject to deferred settlement within 60 days of October 10, 2025.

(13)Includes (i) 194,979 shares of common stock, (ii) 211,952 shares of common stock subject to options held by all current executive officers and directors that are exercisable within 60 days of October 10, 2025, and (iii) 37,061 shares of common stock underlying restricted stock units vesting or vested and subject to deferred settlement within 60 days of October 10, 2025.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”) pursuant to Rule 14a‑8 under the Exchange Act must submit the proposal to our General Counsel and Secretary at 2261 Market Street, Suite 5447, San Francisco, CA 94114, in writing not later than March 20, 2026.
Stockholders intending to present a proposal at our 2026 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the one-year anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting no earlier than the close of business on May 1, 2026 and no later than the close of business on May 31, 2026. The notice must contain the information required by our Bylaws. In the event that the date of the 2026 Annual Meeting is more than 30 days before or more than 60 days after August 29, 2026, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business of the 90th day prior to the 2026 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.
In addition to satisfying the foregoing requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the requirements of Rule 14a‑19 of the Exchange Act.

HOUSEHOLDING
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement by contacting the Broadridge Financial Solutions, Inc. at (866) 540‑7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING ELECTRONICALLY, WE URGE YOU TO SUBMIT A PROXY FOR YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, OR BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE.
By Order of the Board of Directors

__________________
Paul Slattery
General Counsel and Secretary

San Francisco, California
October [ ], 2025

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 2, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BSLK2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 2, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80847-S24672

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BOLT PROJECTS HOLDINGS, INC.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Proxy Statement is available at www.proxyvote.com.

V80848-S24672

BOLT PROJECTS HOLDINGS, INC.
SPECIAL MEETING OF STOCKHOLDERS
DECEMBER 3, 2025 11:00 AM ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Randy Befumo and Paul Slattery, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of BOLT PROJECTS HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 11:00 a.m., Eastern Time on December 3, 2025, virtually at www.virtualshareholdermeeting.com/BSLK2025SM, and any continuation, adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before the Special Meeting.

Continued and to be signed on reverse side